UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2010

First Chester County Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	1-34500	23-2288763
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 North High Street

West Chester, Pennsylvania 19380

(Address of principal executive offices)

(484) 881-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On July 26, 2010, First Chester County Corporation issued a press release announcing that it filed its Annual Report on Form 10-K for the year ended December 31, 2009, as well as its restated Quarterly Reports on Form 10-Q for the periods ending March 31, June 30 and September 30, 2009.

A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated July 26, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2010	FIRST CHESTER COUNTY CORPORATION

	By:	/s/ John A. Featherman, III
Name: John A. Featherman, III
Title: Chairman, President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated July 26, 2010.